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                                                                    Exhibit 10.3


                           SECOND AMENDMENT TO AMENDED
                           AND RESTATED LOAN AGREEMENT


                  This Second Amendment to Amended and Restated Loan Agreement is made as of April 25, 1997 between SLT Realty Limited Partnership ("Borrower"), Starwood Lodging Trust (the "REIT"), CP Hotel Realty Limited Partnership ("CP"), Midland Building Corporation ("Midland") and Lehman Brothers Holdings Inc., D/B/A Lehman Capital, a Division of Lehman Brothers Holdings Inc. ("Lender"). All capitalized words and phrases not otherwise defined herein shall have the meanings set forth in that certain Amended and Restated Loan Agreement dated as of April 26, 1996, as amended by that certain First Amendment To Amended and Restated Loan Agreement dated as of August 29, 1996, each between Borrower, the REIT, CP, Midland and the Lender (the "Loan Agreement").

                              Preliminary Statement

                  The Maturity Date of the Loan is April 26, 1997.

                  Borrower, the REIT, CP, Midland and Lender have agreed to extend the Maturity Date of the Loan and provide for the payment of certain extension fees.

                  NOW THEREFORE, in consideration of the mutual covenants and agreement hereinafter set forth and in and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto consent and agree as follows:

                  1. The Loan Agreement is hereby modified and amended as follows:

                  The definition of Maturity Date is hereby deleted and the following substituted therefor:

                  "Maturity Date" shall mean October 26, 1997 or such earlier date on which the principal balance of the Loan and all other sums due in connection with the Loan shall be due as a result of the acceleration of the Loan.

                  2. Borrower shall have the right to extend the Maturity Date for one additional six (6) month period by giving Lender written notice to extend no later than September 26, 1997, but no earlier than August 26, 1997, and by paying an additional extension fee equal to 0.25% of the then outstanding principal balance of the Loan (the "Additional Extension Fee"). Upon Lender's receipt of such notice and the Additional Extension Fee, and provided that no monetary Default or Event of Default has occurred and is continuing, and Borrower has complied with the terms and conditions of paragraph 4 of this Agreement, the Maturity Date shall be extended to April 26, 1998.

                  3. Simultaneously with the execution and delivery of this Agreement and as a condition precedent to the extension of the Maturity Date, Borrower shall pay to Lender the sum of $234,900.00 as consideration for the extension of the Maturity Date.
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                  4. Notwithstanding anything to the contrary in Section 5.19 of the Loan Agreement, Borrower and/or Guarantor shall spend (i) the Minimum Spending Requirement for each Real Property Asset on or before October 26, 1997,
(ii) the Deferred Maintenance Spending Requirement for each Real Property Asset other than the Real Property Asset identified as the Holiday Inn-Calverton on
Schedule 1 of the Loan Agreement, on or before October 26, 1997 and (iii) the Deferred Maintenance Spending Requirement for the Holiday Inn-Calverton on or before June 1, 1997. Prior to May 26, 1997, Borrower shall deliver evidence reasonably satisfactory the Lender of the amount of the Minimum Spending Requirement and Deferred Maintenance Spending Requirement that has been spent to date, together with an itemization of the work for which such amounts were spent and a budget showing in reasonable detail the remaining work to be done, the amounts to be spent and the schedule of expenditures, each of which shall be reasonably satisfactory the Lender. Upon Lender's receipt and review of the foregoing evidence, Lender may, in its sole discretion, extend the dates by which the Minimum Spreading Requirement and the Deferred Maintenance Spending Requirement must be spent to a date no later than April 26, 1998.

                  5. Borrower, the REIT, CP and Midland shall pay all of Lender's reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and disbursements, in connection with the execution of this Agreement and any documentation in connection with an additional extension of the Maturity Date.

                  6. Borrower, the REIT, CP and Midland represent, warrant and covenant that (i) to the best of their knowledge, no Event of Default has occurred and is continuing and (ii) there are no offsets, counterclaims or defenses against the Loan, this Agreement, the Loan Agreement or any of the Loan Document and that Borrower, the REIT, CP and Midland each has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on their part to be observed or performed.

                  7. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants and provisions of this Agreement and those of the Loan Agreement and the other Loan Documents, the terms, covenants and provisions of this Agreement shall control.

                  8. This Agreement may not be modified, amended, waived, changed or terminated orally, but only by an agreement in writing signed by the party against whom the enforcement of the modification, amendment, waiver, change or termination is sought.

                  9. This Agreement shall be binding upon and inure to the benefit of Borrower, the REIT, CP, Midland, Lender, all future holders of the Note and their respective successors and assigns.

                  10. This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.
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                  11. If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

                  12. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.


                         [NO FURTHER TEXT ON THIS PAGE]
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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Agreement as of the date first above written.

                                  SLT REALTY LIMITED PARTNERSHIP

                                  By:    Starwood Lodging Trust, its general
                                         partner

                                         BY:/s/ Ronald C. Brown
                                            ------------------------------------
                                           Name: Ronald C. Brown
                                           Title: Senior Vice President

                                  STARWOOD LODGING TRUST

                                  By:/s/ Ronald C. Brown
                                     ------------------------------------------
                                     Name: Ronald C. Brown
                                     Title:  Senior Vice President

                                 CP HOTEL REALTY LIMITED PARTNERSHIP

                                 By:    SLT Realty Limited Partnership, its
                                        general partner

                                        By: Starwood Lodging Trust, its
                                            general partner

                                            By:/s/ Ronald C. Brown
                                               --------------------------------
                                               Name: Ronald C. Brown
                                               Title: Senior Vice President

                                  MIDLAND BUILDING CORPORATION


                                  By:
                                     ------------------------------------------
                                     Name: Nir E. Margalit
                                     Title: Secretary
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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Agreement as of the date first above written.

                                  SLT REALTY LIMITED PARTNERSHIP

                                  By:    Starwood Lodging Trust, its general
                                         partner

                                         By:
                                            ------------------------------------
                                           Name: Ronald C. Brown
                                           Title: Senior Vice President

                                  STARWOOD LODGING TRUST

                                  By:
                                     ------------------------------------------
                                     Name: Ronald C. Brown
                                     Title:  Senior Vice President

                                 CP HOTEL REALTY LIMITED PARTNERSHIP

                                 By:    SLT Realty Limited Partnership, its
                                        general partner

                                        By: Starwood Lodging Trust, its
                                            general partner

                                            By:
                                               --------------------------------
                                               Name: Ronald C. Brown
                                               Title: Senior Vice President

                                  MIDLAND BUILDING CORPORATION


                                  By: /s/ Nir E. Margalit
                                     ------------------------------------------
                                     Name: Nir E. Margalit
                                     Title: Secretary
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                                  LEHMAN BROTHERS HOLDINGS INC.
                                  D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                  BROTHERS HOLDINGS INC., a Delaware corporation


                                  By:/s/ Francis X. Gilhool
                                     ------------------------------------------
                                     Name: Francis X. Gilhool
                                     Title:  SVP
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                  IN WITNESS WHEREOF, the parties hereto have executed and
delivered this Agreement as of the date first above written.

                                  SLT REALTY LIMITED PARTNERSHIP

                                  By:    Starwood Lodging Trust, its general
                                         Partner

                                         By:
                                            ------------------------------------
                                            Name: Ronald C. Brown
                                            Title: Senior Vice President

                                  STARWOOD LODGING TRUST

                                  By:
                                     ------------------------------------------
                                     Name: Ronald C. Brown
                                     Title: Senior Vice President

                                 CP HOTEL REALTY LIMITED PARTNERSHIP

                                 By:    SLT Realty Limited Partnership, its
                                        general partner

                                        By: Starwood Lodging Trust, its
                                            general partner

                                            By:
                                               --------------------------------
                                               Name: Ronald C. Brown
                                               Title: Senior Vice President

                                  MIDLAND BUILDING CORPORATION


                                  By:/s/ Nir E. Margalit
                                     ------------------------------------------
                                     Name: Nir E. Margalit
                                     Title: Secretary
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                                  LEHMAN BROTHERS HOLDINGS INC.
                                  D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN
                                  BROTHERS HOLDINGS INC., a Delaware corporation


                                  By:/s/ Francis X. Gilhool
                                     ------------------------------------------
                                     Name: Francis X. Gilhool
                                     Title:  SVP